UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2017
________________________________

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5794 (Commission File Number)	38-1794485 (IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan (Address of Principal Executive Offices)	48180 (Zip Code)

(313) 274-7400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Masco Corporation (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2017 at its corporate office in Taylor, Michigan. At the Annual Meeting, Company stockholders elected three Class II directors, approved the compensation paid to the Company’s named executive officers (“say-on-pay”), selected one year as the frequency for a say-on-pay vote and ratified the selection of the Company’s independent auditors. The votes cast on each of the four proposals are set forth below. As of the record date, 319,946,383 shares of Company common stock were outstanding and entitled to vote.

Proposal 1: The election of three Class II directors to serve until the Annual Meeting in 2020.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Keith J. Allman	248,518,939	2,754,595	275,768	20,860,687
J. Michael Losh	238,856,838	12,320,779	371,685	20,860,687
Christopher A. O'Herlihy	250,422,407	680,340	446,555	20,860,687

Proposal 2: A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related material disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
246,269,830	4,669,446	610,026	20,860,687

Proposal 3: A non-binding vote to recommend the frequency of the non-binding advisory votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
223,135,778	159,730	27,842,116	411,678	20,860,687

After considering the voting results for Proposal 3, the Board of Directors determined to continue an annual say-on-pay vote until the Company is next required, or the Board of Directors deems it appropriate, to submit to the stockholders a proposal to select, by advisory vote, the frequency of the say-on-pay vote.

Proposal 4: The ratification of the selection of PricewaterhouseCoopers LLP to act as independent auditors for the Company for 2017.

Votes For	Votes Against	Abstentions
267,574,379	4,559,370	276,240

Item 8.01. Other Events.

On May 12, 2017, the Company’s Board of Directors approved a share repurchase program that authorizes the repurchase of up to an aggregate value of $1.5 billion of the Company’s outstanding common stock.  The manner, timing and amount of any purchases will be determined by the Company based upon an evaluation of market conditions, stock price and other factors.  The Board’s authorization permits but does not obligate the Company to acquire the full $1.5 billion of common stock, and may be modified or suspended at any time, at the Company’s discretion.  This authorization is effective May 15, 2017 and cancels the Company’s prior share repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Chief Financial Officer
May 12, 2017

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